UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2021 (June 22, 2021)

Talkspace, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39314	84-4636604
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Address Not Applicable	Address Not Applicable
(Address of principal executive offices)	(Zip Code)

(212) 284-7206

(Registrant’s telephone number, including area code)

Hudson Executive Investment Corp.

570 Lexington Avenue, 35th Floor

New York, New York 10022

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TALK	Nasdaq Global Select Market
Warrants to purchase common stock	TALKW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

Merger Transaction

As previously announced, Hudson Executive Investment Corp. (“HEC” and, after the Business Combination as defined below, “Talkspace”), a Delaware corporation, previously entered into an Agreement and Plan of Merger, dated as of January 12, 2021 (the “Merger Agreement”), by and among HEC, Groop Internet Platform, Inc. ( “Old Talkspace”), Tailwind Merger Sub I, Inc., a Delaware corporation and a direct wholly owned subsidiary of HEC (“First Merger Sub”), and Tailwind Merger Sub II, LLC, a Delaware limited liability company (“Second Merger Sub”).

As previously reported on the Current Report on Form 8-K filed with the SEC on June 17, 2021, HEC held a special meeting, at which HEC’s shareholders voted to approve the proposals outlined in the Proxy Statement/Prospectus (as defined below), including, among other things, the adoption of the Merger Agreement and approval of the other transactions contemplated by the Merger Agreement. On June 22, 2021, as contemplated by the Merger Agreement and as described in the section titled “Proposal No. 1—The Business Combination Proposal” beginning on page 115 of the final prospectus and definitive proxy statement, dated May 28, 2021 (the “Proxy Statement/Prospectus”) and filed with the Securities and Exchange Commission (the “SEC”), First Merger Sub merged with and into Old Talkspace (the “First Merger”) with Old Talkspace surviving the First Merger, and immediately following the First Merger and as part of the same overall transaction as the First Merger, Old Talkspace merged with and into Second Merger Sub, with Second Merger Sub surviving the merger as a wholly owned subsidiary of HEC (the “Second Merger” and, together with the First Merger, the “Business Combination”). In connection with the Business Combination, HEC filed a second amended and restated certificate of incorporation and changed its name to “Talkspace, Inc.” As a result of and upon the consummation of the Business Combination (the “Closing”), among other things, all shares of Old Talkspace’s Common Stock, par value $0.001 per share (the “Old Talkspace Common Stock”), all shares of Old Talkspace’s Series Seed Preferred Stock, par value $0.001 per share, Series Seed-1 Preferred Stock, par value $0.001 per share, Series Seed-2 Preferred Stock, par value $0.001 per share, Series A Preferred Stock, par value $0.001 per share, Series B Preferred Stock, par value $0.001 per share, Series C Preferred Stock, par value $0.001 per share and Series D Preferred Stock, par value $0.001 per share (collectively, the “Old Talkspace Preferred Stock” and, together with the Old Talkspace Common Stock, the “Old Talkspace Capital Stock”) and all vested options exercisable for Old Talkspace Common Stock (“Old Talkspace Vested Options”) outstanding as of immediately prior to Closing were cancelled or assumed, as applicable, and converted into the right to receive, at the election of the holders thereof, a number of shares of Talkspace’s Common Stock, par value $0.0001 per share (the “Talkspace common stock”) (or, with respect to holders of Old Talkspace Vested Options, a number of vested options exercisable for Talkspace common stock “Talkspace Vested Options”) or a combination of shares of Talkspace common stock and cash (or, with respect to holders of Old Talkspace Vested Options, a combination of Talkspace Vested Options and cash), in each case, as adjusted pursuant to the Merger Agreement, which, in the aggregate with the unvested options exercisable for Old Talkspace Common Stock assumed by Talkspace and converted into unvested options exercisable for Talkspace common stock, equaled in the aggregate approximately $199,341,052.81 in cash and 109,461,534 shares of Talkspace common stock (at a deemed value of $10.00 per share).

The foregoing description of the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

PIPE Investment

As previously announced, on January 12, 2021, concurrently with the execution of the Merger Agreement, HEC entered into subscription agreements (the “Subscription Agreements”) with certain institutional and accredited investors (collectively, the “PIPE Investors”), pursuant to which the PIPE Investors agreed to purchase, in the aggregate, 30,000,000 shares of Talkspace common stock at $10.00 per share for an aggregate commitment amount of $300,000,000 (the “PIPE Investment”). The PIPE Investment was consummated substantially concurrently with the Closing.

In addition, in connection with the execution of the Merger Agreement, Talkspace entered into an amendment to the forward purchase agreement (as amended, the “Forward Purchase Agreement”) with HEC Master Fund LP, a Delaware limited partnership and affiliate of the Sponsor (“HEC Fund”), dated June 8, 2020. Pursuant to the Forward Purchase Agreement, HEC Fund agreed to purchase 2,500,000 forward purchase units, consisting of one share of HEC’s Class A common stock and one-half of one warrant to purchase one share of HEC’s Class A common stock, for $10.00 per unit, or an aggregate amount of $25.0 million, in a private placement that would close concurrently with the Closing and to backstop up to $25.0 million of redemptions by stockholders of HEC (the “Forward Purchase”).

Immediately after giving effect to the redemption of 25,968,043 shares of HEC’s Class A common stock in connection with the Business Combination, the Business Combination, the Forward Purchase and the PIPE Investment, there were 152,255,736 shares of Talkspace common stock and 33,480,000 warrants to purchase Talkspace common stock (the “Talkspace warrants”) outstanding. Upon the consummation of the Business Combination, HEC’s Class A common stock, warrants and units ceased trading on The Nasdaq Stock Market LLC (the “Nasdaq”), and the Talkspace common stock and Talkspace warrants are expected to begin trading on June 23, 2021 on Nasdaq under the symbols “TALK” and “TALKW,” respectively. Immediately after giving effect to the Business Combination and the PIPE Investment, (1) HEC’s public shareholders owned approximately 10.14% of the outstanding Talkspace common stock, (2) Old Talkspace stockholders (without taking into account any public shares held by Old Talkspace stockholders prior to the consummation of the Business Combination) owned approximately 60.08% of the outstanding Talkspace common stock, (3) the Sponsor and related parties collectively owned approximately 10.08% of the outstanding Talkspace common stock and (4) the PIPE Investors owned approximately 19.7% of the outstanding Talkspace common stock.

Terms used but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus and such definitions are incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

Amended and Restated Registration Rights Agreement

On June 22, 2021, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, Talkspace, the Sponsor and certain former stockholders of Old Talkspace (the “Old Talkspace Holders”) entered into the Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 132 titled “Proposal No. 1—The Business Combination Proposal—Certain Agreements Related to the Business Combination—Registration Rights Agreement.” Such description is qualified in its entirety by the text of the Registration Rights Agreement, which is included as Exhibit 10.2 to this Current Report on Form 8-K (the “Report”) and is incorporated herein by reference.

Indemnification Agreements

The disclosure set forth under “Form 10 Information—Indemnification of Directors and Officers” below is incorporated into this Item 1.01 by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note—Merger Transaction” above is incorporated into this Item 2.01 by reference.

On June 22, 2021, the Company issued a press release announcing the Closing. The press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as HEC was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Current Report on Form 8-K, Talkspace has ceased to be a shell company. Accordingly, Talkspace is providing the information below that would be included in a Form 10 if Talkspace were to file a Form 10. Please note that the information provided below relates to Talkspace as the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Report, or some of the information incorporated herein by reference, includes statements that express Talkspace’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Report and include statements regarding our intentions, beliefs or current expectations concerning, among other things, the benefits of the Business Combination, including results of operations, financial condition, liquidity, prospects, growth, strategies and the markets in which Talkspace operates. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting Talkspace.

Forward-looking statements in this Report may include, for example, statements about:

•	weak growth and increased volatility in the virtual behavioral health market;

•	Talkspace’s history of losses and the risk it may not achieve profitability;

•	inability to adapt to rapid technological changes in the telehealth and teletherapy markets;

•	Talkspace’s limited number of significant clients and the risk that Talkspace may lose their business;

•	increased competition from existing and potential new participants in the healthcare industry;

•	changes in healthcare laws, regulations or trends and Talkspace’s ability to operate in the heavily regulated healthcare industry;

•	compliance with regulations concerning personally identifiable information and personal health industry;

•	slower than expected growth in patient adoption of telehealth and teletherapy and in platform usage by either clients or members;

•	ability to recruit and retain a network of qualified providers sufficient to serve client and member demand;

•	Talkspace’s ability to comply with federal and state privacy regulations and the significant liability that could result from a cybersecurity breach or our failure to comply with such regulations;

•	Talkspace’s ability to establish and maintain strategic relationships with third parties;

•	the impact of the COVID-19 pandemic on Talkspace’s business or on Talkspace’s ability to forecast its business’s financial outlook;

•	the risk that the insurance Talkspace maintains may not fully cover all potential exposures;

•	risks associated with international expansion; and

•	other factors detailed under the section titled “Risk Factors” beginning on page 51 of the Proxy Statement/Prospectus and incorporated herein by reference.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the other documents filed by Talkspace from time to time with the SEC. The forward-looking statements contained in this Report and in any document incorporated by reference are based on current expectations and beliefs concerning future developments and their potential effects on Talkspace. There can be no assurance that future developments affecting Talkspace will be those that Talkspace has anticipated. Talkspace undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

Talkspace’s business is described in the Proxy Statement/Prospectus in the section titled “Information About Talkspace” beginning on page 199, which is incorporated herein by reference.

Risk Factors

The risks associated with Talkspace’s business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 51 and are incorporated herein by reference.

Financial Information

The selected historical financial information for the three months ended March 31, 2021 and 2020 and the years ended December 31, 2020 and 2019 for Old Talkspace is included in the Proxy Statement/Prospectus in the section entitled “Talkspace’s Selected Historical Financial Information” beginning on page 259 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

The unaudited financial statements of Old Talkspace as of March 31, 2021 and for the three months ended March 31, 2021 and 2020 and the audited financial statements of Old Talkspace as of December 31, 2020 and for the years ended December 31, 2020 and 2019 are set forth in the Proxy Statement/Prospectus beginning on page F-49 and are incorporated herein by reference.

The unaudited pro forma condensed combined financial information of HEC and Old Talkspace as of March 31, 2021 and for the year ended December 31, 2020 and the three months ended March 31, 2021 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 261 in the section titled “Talkspace’s Management’s Discussion and Analysis of Financial Condition and Results of Operation,” which is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 273 in the section titled “Talkspace’s Management’s Discussion and Analysis of Financial Condition and Results of Operation—Quantitative and Qualitative Disclosures about Market Risk,” which is incorporated herein by reference.

Properties

Not applicable.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of Talkspace common stock following the consummation of the Business Combination and the PIPE Investment by:

•	each person who is known to be the beneficial owner of more than 5% of shares of Talkspace common stock;

•	each of Talkspace’s current named executive officers and directors; and

•	all current executive officers and directors of Talkspace as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise indicated, Talkspace believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares	% of Ownership
5% Holders
HEC Master Fund LP(2)	10,290,000	6.5%
Norwest Venture Partners XIII, LP(3)	14,702,972	9.7%
Entities affiliated with Spark Capital(4)	12,473,437	8.2%
Qumra Capital II, L.P.(5)	8,573,437	5.6%
Revolution Growth III, LP(6)	8,691,082	5.7%
Entities affiliated with Firstime Ventures(7)	8,075,498	5.3%
Directors and Executive Officers
Oren Frank (8)	4,126,052	2.7%
Mark Hirschhorn (9)	1,301,667	*
Roni Frank(10)	4,126,052	2.7%
Samara H. Braunstein(11)	4,620,742	3.0%
Gil Margolin(12)	1,606,261	1.0%
John C. Reilly(13)	302,846	*
Douglas L. Braunstein(14)	12,834,890	8.4%
Jeffrey M. Crowe(3)	14,702,972	9.7%
Erez Shachar(5)	8,573,437	5.6%
Curtis Warfield	—	—
Jacqueline Yeaney	—	—
Charles Berg	—	—
Madhu Pawar	—	—
All directors and executive officers as a group (13 individuals)	52,194,919	31.0%

*	Less than one percent

(1)	Unless otherwise noted, the business address of each of those listed in the table above is 2578 Broadway #607, New York, NY 10025.
(2)

Douglas Braunstein is the Managing Memaber of HEC Management GP LLC (MGT GP). MGT GP is the Managing Member of HEC Performance GP LLC and the Managing Partner of Hudson Executive Capital LP, which is the Investment Manager of the HEC Master Fund LP. The address of HEC Master Fund LP is c/o Walkers Corporate Limited, 190 Elgin Avenue George Town, Grand Cayman KY1-9001.

(3)

Consists of shares of common stock held by Norwest Venture Partners XIII, LP (“NVP XIII”). Genesis VC Partners XIII, LLC is the general partner of NVP XIII and may be deemed to have sole voting and dispositive power over the shares held by NVP XIII. NVP Associates, LLC, the managing member of Genesis VC Partners XIII, LLC and each of Promod Haque, Jeffrey Crowe and Jon Kossow, as Co-Chief Executive Officers of NVP Associates, LLC and members of the general partner, may be deemed to share voting and dispositive power over the shares held by NVP XIII. Such persons and entities disclaim beneficial ownership of the shares held by NVP XIII, except to the extent of any proportionate pecuniary interest therein. Mr. Crowe serves as a member of our board of directors. The address for these entities is 525 University Avenue, #800, Palo Alto, CA 94301.

(4)

Consists of (i) 122,238 shares of common stock held by Spark Capital Founders’ Fund IV, L.P. and (ii) 12,351,199 shares of common stock held by Spark Capital IV, L.P. (collectively, the “Spark Entities”). Each of Santo Politi, Bijan Sabet, Paul Conway and Alex Finkelstein is a managing member of the general partner of these funds, which makes all voting and investment decisions for these funds through the vote of such managing members. The address of these entities is 137 Newbury St., 8th Floor, Boston, Massachusetts 02116.

(5)

Consists of shares of common stock that held by Qumra Capital II, L.P (“Qumra II”). Qumra Capital GP II, L.P. (“Qumra GP II”) is the general partner of Qumra II and Qumra Capital Israel I Ltd. (“Qumra Capital Ltd.”) is the general partner of Qumra GP II. Boaz Dinte and Erez Shachar serve as the managing partners of Qumra Capital Ltd. and share voting and dispositive power with respect to the shares held by Qumra II. Mr. Shachar serves as a member of our board of directors. The address for these entities are c/o Qumra Capital, HaNevi’im St 4, Tel Aviv-Yafo, Israel.

(6)

Consists of shares of common stock that held by Revolution Growth III, LP (“Revolution Growth III”). Steven J. Murray is the operating manager of Revolution Growth UGP III, LLC (“Revolution Growth UGP III”), the general partner of Revolution Growth GP III, LP (“Revolution Growth GP III”), which is the general partner of Revolution Growth III. Revolution Growth UGP III, Revolution Growth GP III and Mr. Murray may be deemed to have voting power with respect to the shares held by Revolution Growth III. Revolution Growth UGP III, Revolution Growth GP III, Revolution Growth III, and Mr. Murray, Theodore J. Leonsis and Stephen M. Case, as members of Revolution Growth UGP III’s investment committee, may be deemed to share dispositive power over such shares. The address of these entities is 1717 Rhode Island Avenue, NW, 10th Floor, Washington, D.C. 20036.

(7)

Consists of the following shares of common stock: (i) 800,838 shares held by Firstime Ventures L.P., (ii) 1,798,294 shares held by Firstime Investors A LP, (iii) 5,131,302 shares held by Firstime Ventures (A) L.P. (collectively, the “Firstime Entities”) and (iv) 345,064 shares held by Nextime Ventures I L.P. (“Nextime”). Firstime Ventures G.P Ltd. (“GPGP”), which is the managing member of the Firstime Entities, is also the general partner of Firstime Ventures General Partner L.P., which in turn is the general partner of the Firstime Entities and may be deemed to have sole voting and dispositive power over the shares held by the Firstime Entities. Ilan Shiloah, Nir Tarlovsky and Jonathan Benartzi serve as Managing Partners of GPGP and may be deemed to share voting and dispositive power with respect to the shares held by the Firstime Entities. Firstime Ventures 2 G.P Ltd. (“GPGP 2”) is the general partner of Nextime Ventures General Partner L.P., which in turn is the general partner of Nextime. Ilan Shiloah, Nir Tarlovsky and Jonathan Benartzi serve as Managing Partners of GPGP 2 and may be deemed to share voting and dispositive power with respect to the shares held by Nextime. These individuals disclaim beneficial ownership of such shares except to the extent of his pecuniary interest therein. The address for these entities is 6 Hanehoshet Street, Tel-Aviv, Israel 6971070.

(8)

Consists of (i) 1,267,726 shares of common stock held directly by Oren Frank, (ii) 474,719 shares of common stock held by the Oren Frank 2018 Trust and (iii) 2,383,607 shares of common stock issuable upon the exercise of options, exercisable as of or within 60 days of June 22, 2021.

(9)	Consists of (i) 541,467 shares of common stock and (ii) 760,200 shares of common stock issuable upon the exercise of options, exercisable as of or within 60 days of June 22, 2021.
(10)

Consists of (i) 1,267,726 shares of common stock held directly by Roni Frank, (ii) 474,719 shares of common stock held by the Roni Frank 2018 Trust and (iii) 2,383,607 shares of common stock issuable upon the exercise of options, exercisable as of or within 60 days of June 22, 2021.

(11)

Consists of (i) 1,273,690 shares of common stock and 1,271,200 warrants held by Samara Braunstein and Douglas Braunstein, as joint tenants with right of survivorship, (ii) 1,000,756 shares of common stock and 998,800 warrants held by the Braunstein 2015 Trust and (iii) 76,296 shares of common stock issuable upon the exercise of options, exercisable as of or within 60 days of June 22, 2021. Samara Braunstein is the trustee of Braunstein 2015 Trust and therefore may be deemed to beneficially own the securities held by the Braunstein 2015 Trust.

(12)	Consists of 1,606,261 shares issuable upon the exercise of options, exercisable as of or within 60 days of June 22, 2021.
(13)	Consists of (i) 189,887 shares of common stock and (ii) 112,959 shares of common stock issuable upon the exercise of options, exercisable as of or within 60 days of June 22, 2021.
(14)

Consists of (i) 5,150,000 shares of common stock and 5,140,000 warrants held by HEC Master Fund LP and (ii) 273,690 shares of common stock and 1,271,200 warrants held by Samara Braunstein and Douglas Braunstein, as joint tenants with right of survivorship. Douglas Braunstein is the Managing Member of HEC Management GP LLC (MGT GP). MGT GP is the Managing Member of HEC Performance GP LLC and the Managing Partner of Hudson Executive Capital LP, which is the Investment Manager of the HEC Master Fund LP. The address of HEC Master Fund LP is c/o Walkers Corporate Limited, 190 Elgin Avenue George Town, Grand Cayman KY1-9001.

Directors and Executive Officers

Talkspace’s directors and executive officers after the consummation of the Business Combination, are described in the Proxy Statement/Prospectus in the section titled “Management of Talkspace, Inc. Following the Business Combination” beginning on page 227 and that information is incorporated herein by reference. Additionally, interlocks and insider participation information regarding Talkspace’s executive officers is described in the Proxy Statement/Prospectus in the section titled “Management of Talkspace, Inc. Following the Business Combination—Compensation Committee Interlocks and Insider Participation” beginning on page 232 and that information is incorporated herein by reference.

Executive Compensation

The executive compensation of Old Talkspace’s executive officers is described in the Proxy Statement/Prospectus in the section titled “Executive Compensation” beginning on page 233 and that information is incorporated herein by reference.

Director Compensation

The compensation of Old Talkspace’s directors is described in the Proxy Statement/Prospectus in the section titled “Executive Compensation—Director Compensation” beginning on page 238 and that information is incorporated herein by reference.

Certain Relationships and Related Transactions

Certain relationships and related party transactions of Talkspace are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions” beginning on page 292 and are incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “Information About Talkspace—Legal Proceedings” beginning on page 226, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Shares of Talkspace common stock and Talkspace warrants are expected to begin trading on the Nasdaq under the symbols “TALK” and “TALKW,” respectively, on June 23, 2021, in lieu of the shares, warrants and units of HEC. Talkspace has not paid any cash dividends on its shares of common stock to date. It is the present intention of Talkspace’s board of directors to retain all earnings, if any, for use in Talkspace’s business operations and, accordingly, Talkspace’s board does not anticipate declaring any dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon Talkspace’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any cash dividends is within the discretion of Talkspace’s board of directors. Further, the ability of Talkspace to declare dividends may be limited by the terms of financing or other agreements entered into by it or its subsidiaries from time to time.

Information respecting HEC’s Class A common stock, warrants and units and related stockholder matters are described in the Proxy Statement/Prospectus in the section titled “Market Price and Dividend Information” on page 287 and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Report concerning the issuance and sale by Talkspace of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities

The description of Talkspace’s securities is contained in the Proxy Statement/Prospectus in the section titled “Description of Securities” beginning on page 278 and is incorporated herein by reference.

Indemnification of Directors and Officers

Talkspace has entered into indemnification agreements with each of its directors and executive officers. Under the terms of such indemnification agreements, we are required to indemnify each of our directors and executive officers, to the fullest extent permitted by the laws of the state of Delaware, if the basis of the indemnitee’s involvement was by reason of the fact that the indemnitee is or was our director or officer or was serving at our request in an official capacity for another entity. Talkspace must indemnify its directors and executive officers against all reasonable direct and indirect costs, fees and expenses of any type or nature whatsoever, including all other disbursements, obligations or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be witness in, settlement or appeal of, or otherwise participating in any threatened, pending or completed action, suit, claim, counterclaim, cross claim, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding. The indemnification agreements also require Talkspace to advance, to the extent not prohibited by law, all direct and indirect costs, fees and expenses that such director or executive officer incurred, provided that such person will return any such advance if it is ultimately determined that such person is not entitled to indemnification by Talkspace. The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Further information about the indemnification of Talkspace’s directors and officers is set forth in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions—Director and Officer Indemnification” beginning on page 295 and is incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth in Item 9.01 of this Report concerning the financial statements of Talkspace.

Changes in and Disagreements with Accountants and Financial Disclosure

The information set forth under Item 4.01 of this Report is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Report is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note—PIPE Investment” above is incorporated into this Item 3.02 by reference.

Talkspace issued the foregoing shares of common stock in transactions not involving an underwriter and not requiring registration under Section 5 of the Securities Act of 1933, as amended, in reliance on the exemption afforded by Section 4(a)(2) thereof.

Item 3.03.	Material Modification to Rights of Security Holders.

The disclosure set forth under Item 5.03 of this Report is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

The disclosure set forth under the Introductory Note and in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Report is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officers and Directors

The disclosure set forth in the Sections entitled “Directors and Executive Officers,” “Executive Compensation,” “Director Compensation,” and “Certain Relationships and Related Transactions” in Item 2.01 of this Report is incorporated herein by reference.

Compensatory Arrangements for Directors

In connection with the consummation of the Business Combination, Talkspace’s board of directors approved a compensation program for Talkspace’s non-employee directors (the “Director Compensation Program”). The material terms of the Director Compensation Program are described in the section of the Proxy Statement/Prospectus beginning on page 238 titled “Executive Compensation—Director Compensation.” Such description is qualified in its entirety by the full text of the Director Compensation Program, which is included as Exhibit 10.3 to this Report and is incorporated herein by reference.

Compensatory Arrangements for Executives

In connection with the consummation of the Business Combination, on June 22, 2021, each of Talkspace’s executive officers entered into new employment offer letters with Talkspace, to be effective as of July 1, 2021. The material terms of the agreements for Messrs. Frank, Hirschhorn, Margolin, and Reilly and Ms. Frank are as follows:

Oren Frank

Pursuant to his offer letter, Mr. Frank will serve as the Chief Executive Officer of Talkspace and will report directly to the Talkspace board of directors. Mr. Frank’s offer letter has no set term. Under his offer letter, Mr. Frank is entitled to an annual base salary of $350,000, subject to adjustment from time to time in the discretion of Talkspace, and is eligible to receive an annual performance bonus targeted at 100% of his then-current annual base salary and based on the achievement of individual and corporate objectives determined by Talkspace on an annual basis. Mr. Frank is also eligible to participate in Talkspace’s standard employee benefit programs.

Pursuant to his offer letter, Mr. Frank will, subject to the approval of the Talkspace board of directors, receive a restricted stock unit (RSU) award covering 433,125 shares of Talkspace common stock and stock options to purchase 1,732,500 shares of Talkspace common stock. The RSU award and stock option shall each vest in 16 substantially equal installments on the first 16 quarterly anniversaries of the vesting commencement date, subject to Mr. Frank’s continued service with Talkspace through each such vesting date.

Mr. Frank’s offer letter contains customary invention assignment and confidentiality provisions, as well as a 12 month post-employment non-compete and non-solicit obligation.

Mark Hirschhorn, Roni Frank

The offer letters for Mr. Hirschhorn and Ms. Frank contain the same terms and conditions as Mr. Frank’s offer letter, except:

•

Positions. Mr. Hirschhorn and Ms. Frank will serve as Talkspace’s President & Chief Operating Officer and Head of Clinical Services, respectively. Each will report to Talkspace’s Chief Executive Officer.

•	Salary. Mr. Hirschhorn and Ms. Frank will have annual base salaries of $340,000 and $275,000, respectively.

•	Annual Bonus. Mr. Hirschhorn and Ms. Frank will have annual target bonuses equal to 100% and 50% of each of their annual base salaries, respectively.

•

Equity Awards. The following table shows the number of shares of Talkspace common stock subject to the equity awards that are expected to be granted to each executive pursuant to his or her offer letter, subject to approval by the Talkspace board of directors:

Executive	Stock Options	Restricted Stock Units
Mark Hirschhorn	990,000	247,500
Roni Frank	495,000	123,750

The description of the foregoing offer letters are qualified in their entirety by the full text of such agreements, which are included as Exhibits 10.4, 10.5 and 10.6 and are incorporated herein by reference.

2021 Plan

In connection with the closing of the Business Combination, Talkspace adopted the 2021 Incentive Award Plan (the “2021 Plan”) under which Talkspace may grant cash and equity incentive awards to eligible service providers in order to attract, motivate and retain the talent for which Talkspace competes.

Employees, consultants and directors of Talkspace, and employees and consultants of its subsidiaries, are eligible to receive awards under the 2021 Plan. The 2021 Plan is administered by Talkspace’s board of directors, which may delegate its duties and responsibilities to one or more committees of Talkspace’s directors and/or officers (referred to collectively as the “plan administrator”), subject to the limitations imposed under the 2021 Plan, Section 16 of the Securities Exchange Act of 1934, as amended, stock exchange rules and other applicable laws. The plan administrator has the authority to take all actions and make all determinations under the 2021 Plan, to interpret the 2021 Plan and award agreements and to adopt, amend and repeal rules for the administration of the 2021 Plan as it deems advisable. The plan administrator also has the authority to determine which eligible service providers receive awards, grant awards and set the terms and conditions of all awards under the 2021 Plan, including any vesting and vesting acceleration provisions, subject to the conditions and limitations in the 2021 Plan.

An initial aggregate of 15,565,074 shares of Talkspace common stock are available for issuance under the 2021 Plan and the maximum number of shares of Talkspace common stock that may be issued pursuant to the exercise of incentive stock options granted under the 2021 Plan is 100,000,000. The aggregate share limit under the 2021 Plan will be subject to an annual increase on the first day of each calendar year beginning January 1, 2022 and ending on and including January 1, 2031 by a number of shares equal to the lesser of (i) a number equal to 5% of the aggregate number of shares of Talkspace common stock outstanding on the final day of the immediately preceding calendar year and (ii) such smaller number of shares of Talkspace common stock as is determined by the Talkspace board of directors.

The foregoing description of the 2021 Plan contained in this Item 5.02 does not purport to be complete and is subject to and qualified in its entirety by reference to such 2021 Plan and form stock option and restricted stock unit award agreements thereunder, copies of which are included herewith as Exhibits 10.7, 10.7(a), and 10.7(b), respectively.

2021 ESPP

In connection with the closing of the Business Combination, Talkspace adopted the 2021 Employee Stock Purchase Plan (the “2021 ESPP”) under which employees of Talkspace and its participating subsidiaries are provided with the opportunity to purchase Talkspace common stock at a discount through accumulated payroll deductions during successive offering periods.

The 2021 ESPP is administered by the compensation committee of Talkspace’s board of directors (referred to collectively as the “plan administrator”). The plan administrator has the authority to take all actions and make all determinations under the 2021 ESPP, to interpret the 2021 ESPP and to adopt, amend and repeal rules for the administration of the 2021 ESPP as it deems advisable.

An aggregate of 2,983,015 shares of Talkspace common stock are initially available for issuance under the 2021 ESPP. In addition, the number of shares of common stock available for issuance under the ESPP will be annually increased on January 1 of each calendar year beginning in 2022 and ending in 2031, by an amount equal to the lesser of (i) 1% of the aggregate number of shares of Talkspace common stock outstanding on the final day of the immediately preceding calendar year and (ii) such smaller number of shares of Talkspace common stock as determined by the Talkspace board of directors. The maximum number of shares of Talkspace common stock that may be granted under the 2021 ESPP is 50,000,000.

The foregoing description of the 2021 ESPP contained in this Item 5.02 does not purport to be complete and is subject to and qualified in its entirety by reference to such 2021 ESPP, a copy of which is included herewith as Exhibit 10.8.

Executive Severance Plan

In connection with the Closing of the Business Combination, the Talkspace board of directors adopted the Executive Severance Plan (the “Severance Plan”) under which certain executives of Talkspace are eligible to receive certain severance payments and benefits upon a qualifying termination or a CIC termination, each as described below.

The Severance Plan shall be administered by the compensation committee of the Talkspace board of directors (the “Committee”) and the Committee shall have the authority to take all actions and make all determinations under the Severance Plan, to interpret the Severance Plan and to adopt, amend and repeal rules for the administration of the Severance Plan as it deems advisable. The Committee also has the authority to determine which employees of Talkspace will participate and under which tier of the Severance Plan (Tier 1 or Tier 2, as further described below) each participant will receive benefits, subject to the conditions and limitations of the Severance Plan.

In the event the employment of a participant in the Severance Plan is terminated without cause (as defined in the Severance Plan), he or she will receive the following severance payments and benefits:

•

If designated a Tier 1 participant: (i) 1.0 times the participant’s annual base salary in effect immediately prior to the qualifying termination, paid in installments over the 12 month period following the termination, and (ii) if the participant properly elects COBRA healthcare continuation coverage under Talkspace’s group health plans, direct payment or reimbursement of the participant’s (and the participant’s covered dependents’) COBRA premiums for 12 months.

•

If designated a Tier 2 participant: (i) 0.50 times the participant’s annual base salary in effect immediately prior to the qualifying termination, paid in installments over the six month period following the qualifying termination, and (ii) if the participant properly elects COBRA healthcare continuation coverage under Talkspace’s group health plans, direct payment or reimbursement of the participant’s (and the participant’s covered dependents’) COBRA premiums for six months.

However, in the event the employment of a participant in the Severance Plan is terminated (i) by Talkspace without cause during the period beginning three months prior to a change in control (as defined in the Severance Plan) and ending on the one year anniversary of a change in control, or (ii) by the participant with good reason (as defined in the Severance Plan) during the period beginning on the date of a change in control and ending on the one year anniversary of the change in control, he or she will receive the following severance payments and benefits:

•

If designated a Tier 1 participant: (i) 2.0 times the sum of the participant’s annual base salary and target cash performance bonus, in each case, in effect immediately prior to the termination, paid in installments over the 24 month period following the termination, (ii) the participant’s target cash performance bonus, if any, for the year in which the termination occurs, pro-rated based on the date of the termination and paid in a single lump sum within 60 days, (iii) full acceleration of the participant’s Talkspace equity-based awards that vest solely based on the passage of time, and (iv) if the participant properly elects COBRA healthcare continuation coverage under Talkspace’s group health plans, direct payment or reimbursement of the participant’s (and the participant’s covered dependents’) COBRA premiums for 18 months.

•

If designated a Tier 2 participant: (i) 1.0 times the sum of the participant’s annual base salary and target cash performance bonus, in each case, in effect immediately prior to the termination, paid in installments over the 12 month period following the termination, (ii) the participant’s target cash performance bonus, if any, for the year in which the termination occurs, pro-rated based on the date of the termination and paid in a single lump sum within 60 days, (iii) full acceleration of the participant’s Talkspace equity-based awards that vest solely based on the passage of time, and (iv) if the participant properly elects COBRA healthcare continuation coverage under Talkspace’s group health plans, direct payment or reimbursement of the participant’s (and the participant’s covered dependents’) COBRA premiums for 12 months.

All benefits under the Severance Plan are subject to the participant’s execution and, to the extent applicable, non-revocation of a release of claims in favor of Talkspace at the time of the participant’s termination of employment.

The foregoing description of the Severance Plan contained in this Item 5.02 does not purport to be complete and is subject to and qualified in its entirety by reference to such Severance Plan, a copy of which is included herewith as Exhibit 10.9.

2014 Plan. In connection with the Business Combination, the Talkspace board of directors terminated the Talkspace 2014 Stock Incentive Plan (the “2014 Plan”). However, any outstanding awards granted under the 2014 Plan will remain outstanding, subject to the terms of the 2014 Plan and applicable award agreement.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 22, 2021 and in connection with the Business Combination, Talkspace amended and restated its certificate of incorporation, effective as of the Closing (as amended and restated, the “A&R Charter”), and amended and restated its bylaws (as amended, the “A&R Bylaws”), effective as of the Closing.

The material terms of each of the A&R Charter and the A&R Bylaws and the general effect upon the rights of holders of Talkspace’s capital stock are discussed in the Proxy Statement/Prospectus in the sections titled “Proposal No. 2—The Charter Proposal” beginning on page 155 and “Proposal No. 3—The Governance Proposal” beginning on page 159, which are incorporated herein by reference.

Copies of the A&R Charter and the A&R Bylaws are included as Exhibits 3.1 and 3.2 to this Report, respectively, and are incorporated herein by reference.

Item 5.06.	Change in Shell Company Status.

As a result of the Business Combination, HEC ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the sections titled “Proposal No. 1—The Business Combination Proposal” beginning on page 115, which is incorporated herein by reference. Further, the information set forth in the Introductory Note and under Item 2.01 of this Report is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited consolidated financial statements of Old Talkspace as of March 31, 2021 and for the three months ended March 31, 2021 and 2020 and the audited consolidated financial statements of Old Talkspace as of and for the years ended December 31, 2020 and 2019 are set forth in the Proxy Statement/Prospectus beginning on page F-23 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of HEC and Old Talkspace as of March 31, 2021 and for the year ended December 31, 2020 and the three months ended March 31, 2021 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1†	Agreement and Plan of Merger, dated as of January 12, 2021, by and among Hudson Executive Investment Corp., Tailwind Merger Sub I, Inc., Tailwind Merger Sub II, LLC, and Groop Internet Platform, Inc. (d/b/a Talkspace) (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-4 (File No. 333-252638) filed on February 2, 2021).

3.1	Second Amended and Restated Certificate of Incorporation of Talkspace, Inc.

3.2	By-Laws of Talkspace, Inc.

4.1	Warrant Agreement, dated as of June 8, 2020, by and between Continental Stock Transfer & Trust Company and Hudson Executive Investment Corp. (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on June 11, 2020).

4.2	Specimen Warrant Certificate of the Registrant (incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-1 (File No. 333-238583), filed on June 5, 2020).

4.3	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.5 to the Registrant’s Registration Statement on Form S-4 (File No. 333-252638), filed on May 20, 2021).

10.1+	Form of Indemnification Agreement.

10.2	Amended and Restated Registration Rights Agreement, by and among Talkspace, Inc. and the holders party thereto.

10.3+	Non-Employee Director Compensation Program

10.4+	Employment Offer Letter, dated as of June 22, 2021, by and between Talkspace, Inc. and Oren Frank

10.5+	Employment Offer Letter, dated as of June 22, 2021, by and between Talkspace, Inc. and Mark Hirschhorn

10.6+	Employment Offer Letter, dated as of June 22, 2021, by and between Talkspace, Inc. and Roni Frank

10.7+	2021 Incentive Award Plan.

10.7(a)+	Form of Stock Option Agreement under the Talkspace, Inc. 2021 Incentive Award Plan

10.7(b)+	Form of Restricted Stock Unit Agreement under the Talkspace, Inc. 2021 Incentive Award Plan.

10.8+	2021 Employee Stock Purchase Plan

10.9+	Executive Severance Plan

10.10	Credit and Security Agreement, dated as of March 15, 2021, by and among Talkspace Network LLC, Groop Internet Platform, Inc. and JPMorgan Chase Bank, N.A. (incorporated by reference to Exhibit 10.19 to the Registration Statement on Form S-4 (File No. 333-252638) filed on April 5, 2021).

10.11+	2014 Stock Incentive Plan

Exhibit No.	Description

16.1	Letter from WithumSmith+Brown, PC. to the Securities and Exchange Commission.

21.1	List of Subsidiaries.

99.1	Unaudited pro forma condensed combined financial information of Hudson Executive Investment Corp. and Old Talkspace as of March 31, 2021 and for the year ended December 31, 2020 and the three months ended March 31, 2021.

99.2	Closing Press Release, dated as of June 22, 2021.

†

The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

+	Indicates a management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Talkspace, Inc.

Date: June 23, 2021	By:	/s/ Mark Hirschhorn
	Name:	Mark Hirschhorn
	Title:	Chief Financial Officer